                                                                    Exhibit 20.1

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended April 30, 2004
                      for Distribution Date of May 20, 2004
                                    Class A-1

Original Principal Balance                                                      222,000,000.00



                                                                                                PER $1000
                                                                                                ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS   BALANCE

   Principal Amount of Notes as of Prior Distribution Date                      161,243,022.75  726.319922

   Principal Amount of Notes as of Current Distribution Date                    107,833,314.63  485.735651

         Pool Factor                                                                  0.485736

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                   53,409,708.12                  240.584271
   Plus: Prior Principal Carryover                                        0.00                    0.000000
                                                              ----------------
   Total Principal Distributable Amount                          53,409,708.12                  240.584271

   Principal Distribution Amount                                 53,409,708.12                  240.584271
                                                              ----------------
   Current Principal Carryover                                                            0.00    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       145,118.72                    0.653688
   Plus: Prior Interest Carryover                                         0.00                    0.000000
                                                              ----------------
   Total Interest Distributable Amount                              145,118.72                    0.653688

   Interest Distribution Amount                                     145,118.72                    0.653688
                                                              ----------------
   Current Interest Carryover                                                             0.00    0.000000


                                                                                                  PER $1000
                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                         ORIG PRIN BAL

   Aggregate Principal Balance                                1,397,034,901.84

   Overcollateralization Amount                                  33,701,587.21

   Servicing Fee                                                  1,504,027.00                    1.002685

   Spread Account                                                13,970,349.02
   Net Change in Spread Account                                    (468,306.55)

   Net Collections                                               56,805,384.01

   Aggregate Principal Balance of Delinquent Contracts            1,325,970.49

   Aggregate Excess Spread Amount                                           --
   Total Initial Spread Deposit Repayment                                   --
                                                              ----------------
   Certificate Distributable Amount                                         --
                                                              ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended April 30, 2004
                      for Distribution Date of May 20, 2004
                                    Class A-2

Original Principal Balance                                                      555,000,000.00



                                                                                                 PER $1000
                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS    BALANCE

   Principal Amount of Notes as of Prior Distribution Date                      555,000,000.00  1000.000000

   Principal Amount of Notes as of Current Distribution Date                    555,000,000.00  1000.000000

         Pool Factor                                                                  1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                            0.00                     0.000000
   Plus: Prior Principal Carryover                                        0.00                     0.000000
                                                              ----------------
   Total Principal Distributable Amount                                   0.00                     0.000000

   Principal Distribution Amount                                          0.00                     0.000000
                                                              ----------------

   Current Principal Carryover                                                            0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       698,375.00                     1.258333
   Plus: Prior Interest Carryover                                         0.00                     0.000000
                                                              ----------------
   Total Interest Distributable Amount                              698,375.00                     1.258333

   Interest Distribution Amount                                     698,375.00                     1.258333
                                                              ----------------
   Current Interest Carryover                                                             0.00     0.000000


                                                                                                  PER $1000
                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                         ORIG PRIN BAL

   Aggregate Principal Balance                                1,397,034,901.84

   Overcollateralization Amount                                  33,701,587.21

   Servicing Fee                                                  1,504,027.00                     1.002685

   Spread Account                                                13,970,349.02
   Net Change in Spread Account                                    (468,306.55)

   Net Collections                                               56,805,384.01

   Aggregate Principal Balance of Delinquent Contracts            1,325,970.49

   Aggregate Excess Spread Amount                                           --
   Total Initial Spread Deposit Repayment                                   --
                                                              ----------------
   Certificate Distributable Amount                                         --
                                                              ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended April 30, 2004
                      for Distribution Date of May 20, 2004
                                    Class A-3

Original Principal Balance                                                      200,000,000.00



                                                                                                 PER $1000
                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS    BALANCE

   Principal Amount of Notes as of Prior Distribution Date                      200,000,000.00  1000.000000

   Principal Amount of Notes as of Current Distribution Date                    200,000,000.00  1000.000000

         Pool Factor                                                                  1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                            0.00                     0.000000
   Plus: Prior Principal Carryover                                        0.00                     0.000000
                                                              ----------------
   Total Principal Distributable Amount                                   0.00                     0.000000

   Principal Distribution Amount                                          0.00                     0.000000
                                                              ----------------
   Current Principal Carryover                                                            0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       365,000.00                     1.825000
   Plus: Prior Interest Carryover                                         0.00                     0.000000
                                                              ----------------
   Total Interest Distributable Amount                              365,000.00                     1.825000

   Interest Distribution Amount                                     365,000.00                     1.825000
                                                              ----------------
   Current Interest Carryover                                                             0.00     0.000000


                                                                                                  PER $1000
                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                         ORIG PRIN BAL

   Aggregate Principal Balance                                1,397,034,901.84

   Overcollateralization Amount                                  33,701,587.21

   Servicing Fee                                                  1,504,027.00                     1.002685

   Spread Account                                                13,970,349.02
   Net Change in Spread Account                                    (468,306.55)

   Net Collections                                               56,805,384.01

   Aggregate Principal Balance of Delinquent Contracts            1,325,970.49

   Aggregate Excess Spread Amount                                           --
   Total Initial Spread Deposit Repayment                                   --
                                                              ----------------
   Certificate Distributable Amount                                         --
                                                              ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended April 30, 2004
                      for Distribution Date of May 20, 2004
                                    Class A-4

Original Principal Balance                                                      331,750,000.00



                                                                                                 PER $1000
                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS    BALANCE

   Principal Amount of Notes as of Prior Distribution Date                      331,750,000.00  1000.000000

   Principal Amount of Notes as of Current Distribution Date                    331,750,000.00  1000.000000

         Pool Factor                                                                  1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                            0.00                     0.000000
   Plus: Prior Principal Carryover                                        0.00                     0.000000
                                                              ----------------
   Total Principal Distributable Amount                                   0.00                     0.000000

   Principal Distribution Amount                                          0.00                     0.000000
                                                              ----------------
   Current Principal Carryover                                                            0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       776,847.92                     2.341667
   Plus: Prior Interest Carryover                                         0.00                     0.000000
                                                              ----------------
   Total Interest Distributable Amount                              776,847.92                     2.341667

   Interest Distribution Amount                                     776,847.92                     2.341667
                                                              ----------------
   Current Interest Carryover                                                             0.00     0.000000


                                                                                                  PER $1000
                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                         ORIG PRIN BAL

   Aggregate Principal Balance                                1,397,034,901.84

   Overcollateralization Amount                                  33,701,587.21

   Servicing Fee                                                  1,504,027.00                     1.002685

   Spread Account                                                13,970,349.02
   Net Change in Spread Account                                    (468,306.55)

   Net Collections                                               56,805,384.01

   Aggregate Principal Balance of Delinquent Contracts            1,325,970.49

   Aggregate Excess Spread Amount                                           --
   Total Initial Spread Deposit Repayment                                   --
                                                              ----------------
   Certificate Distributable Amount                                         --
                                                              ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended April 30, 2004
                      for Distribution Date of May 20, 2004
                                    Class B-1

Original Principal Balance                                                       56,250,000.00



                                                                                                 PER $1000
                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS    BALANCE

   Principal Amount of Notes as of Prior Distribution Date                       56,250,000.00  1000.000000

   Principal Amount of Notes as of Current Distribution Date                     56,250,000.00  1000.000000

         Pool Factor                                                                  1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                            0.00                     0.000000
   Plus: Prior Principal Carryover                                        0.00                     0.000000
                                                              ----------------
   Total Principal Distributable Amount                                   0.00                     0.000000

   Principal Distribution Amount                                          0.00                     0.000000
                                                              ----------------
   Current Principal Carryover                                                            0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       109,687.50                     1.950000
   Plus: Prior Interest Carryover                                         0.00                     0.000000
                                                              ----------------
   Total Interest Distributable Amount                              109,687.50                     1.950000

   Interest Distribution Amount                                     109,687.50                     1.950000
                                                              ----------------
   Current Interest Carryover                                                             0.00     0.000000


                                                                                                  PER $1000
                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                         ORIG PRIN BAL

   Aggregate Principal Balance                                1,397,034,901.84

   Overcollateralization Amount                                  33,701,587.21

   Servicing Fee                                                  1,504,027.00                     1.002685

   Spread Account                                                13,970,349.02
   Net Change in Spread Account                                    (468,306.55)

   Net Collections                                               56,805,384.01

   Aggregate Principal Balance of Delinquent Contracts            1,325,970.49

   Aggregate Excess Spread Amount                                           --
   Total Initial Spread Deposit Repayment                                   --
                                                              ----------------
   Certificate Distributable Amount                                         --
                                                              ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended April 30, 2004
                      for Distribution Date of May 20, 2004
                                    Class C-1

Original Principal Balance                                                       63,750,000.00



                                                                                                 PER $1000
                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS    BALANCE

   Principal Amount of Notes as of Prior Distribution Date                       63,750,000.00  1000.000000

   Principal Amount of Notes as of Current Distribution Date                     63,750,000.00  1000.000000

         Pool Factor                                                                  1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                            0.00                     0.000000

   Plus: Prior Principal Carryover                                        0.00                     0.000000
                                                              ----------------
   Total Principal Distributable Amount                                   0.00                     0.000000

   Principal Distribution Amount                                          0.00                     0.000000
                                                              ----------------
   Current Principal Carryover                                                            0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       132,281.25                     2.075000
   Plus: Prior Interest Carryover                                         0.00                     0.000000
                                                              ----------------
   Total Interest Distributable Amount                              132,281.25                     2.075000

   Interest Distribution Amount                                     132,281.25                     2.075000
                                                              ----------------
   Current Interest Carryover                                                             0.00     0.000000


                                                                                                  PER $1000
                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                         ORIG PRIN BAL

   Aggregate Principal Balance                                1,397,034,901.84

   Overcollateralization Amount                                  33,701,587.21

   Servicing Fee                                                  1,504,027.00                     1.002685

   Spread Account                                                13,970,349.02
   Net Change in Spread Account                                    (468,306.55)

   Net Collections                                               56,805,384.01

   Aggregate Principal Balance of Delinquent Contracts            1,325,970.49

   Aggregate Excess Spread Amount                                           --
   Total Initial Spread Deposit Repayment                                   --
                                                              ----------------
   Certificate Distributable Amount                                         --
                                                              ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended April 30, 2004
                      for Distribution Date of May 20, 2004
                                    Class D-1

Original Principal Balance                                                       48,750,000.00



                                                                                                 PER $1000
                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS    BALANCE

   Principal Amount of Notes as of Prior Distribution Date                       48,750,000.00  1000.000000

   Principal Amount of Notes as of Current Distribution Date                     48,750,000.00  1000.000000

         Pool Factor                                                                  1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                            0.00                     0.000000
   Plus: Prior Principal Carryover                                        0.00                     0.000000
                                                              ----------------
   Total Principal Distributable Amount                                   0.00                     0.000000

   Principal Distribution Amount                                          0.00                     0.000000
                                                              ----------------
   Current Principal Carryover                                                            0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       128,781.25                     2.641667
   Plus: Prior Interest Carryover                                         0.00                     0.000000
                                                              ----------------
   Total Interest Distributable Amount                              128,781.25                     2.641667

   Interest Distribution Amount                                     128,781.25                     2.641667
                                                              ----------------
   Current Interest Carryover                                                             0.00     0.000000


                                                                                                  PER $1000
                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                         ORIG PRIN BAL

   Aggregate Principal Balance                                1,397,034,901.84

   Overcollateralization Amount                                  33,701,587.21

   Servicing Fee                                                  1,504,027.00                     1.002685

   Spread Account                                                13,970,349.02
   Net Change in Spread Account                                    (468,306.55)

   Net Collections                                               56,805,384.01

   Aggregate Principal Balance of Delinquent Contracts            1,325,970.49

   Aggregate Excess Spread Amount                                           --
   Total Initial Spread Deposit Repayment                                   --
                                                              ----------------
   Certificate Distributable Amount                                         --
                                                              ================